SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 18, 2003



                                BRT REALTY TRUST
                                ----------------
               (Exact name of Registrant as specified in charter)




    Maryland                   1-7172                         13-2755856
---------------------------------------------------------------------------
  (State or other        (Commission file No.)              (IRS Employer
  jurisdiction of                                              I.D. No.)
  incorporation)


    60 Cutter Mill Road, Suite 303, Great Neck, New York         11021
    ----------------------------------------------------       ---------
          (Address of principal executive offices)             (Zip code)


        Registrant's telephone number, including area code     516-466-3100
                                                               ------------


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Item 9. Regulation FD Disclosure. (The information provided herein is being provided under Item 12 of Form 8-K, Results of Operations and Financial Condition).

         Attached hereto as an exhibit is a copy of a Press Release issued by the registrant on December 18, 2003. The Release which is being furnished to the Securities and Exchange Commission, discloses information regarding the registrant's results of operations for the year ended September 30, 2003 and its financial condition at September 30, 2003.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned officer thereunto duly authorized.



                                BRT REALTY TRUST



Date:     December 19, 2003                 By:  /s/ Simeon Brinberg
                                            ----------------------------
                                            Simeon Brinberg
                                            Secretary





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                                BRT REALTY TRUST
                         60 Cutter Mill Road, Suite 303
                              Great Neck, NY 11021
                            Telephone (516) 466-3100
                               Fax (516) 466-3132
                                www.BRTRealty.com


                                BRT REALTY TRUST
                         ANNOUNCES RESULTS OF OPERATIONS
                FOR THE QUARTER AND YEAR ENDED SEPTEMBER 30, 2003

Great Neck, New York, December 18, 2003 -- BRT Realty Trust (NYSE:BRT) today announced that for the three months ended September 30, 2003 it had total revenues of $3,395,000 and net income of $3,888,000, or $0.51 per share on a diluted basis. Net income for the quarter ended September 30, 2003 includes a net gain on sale of available securities of $1,718,000, or $0.22 per share, net gain on sale of real estate assets of $104,000, or $0.01 per share, and equity in earnings of unconsolidated joint ventures of $392,000, or $0.05 per share. This compares with total revenues, net income and net income per share on a diluted basis of $5,116,000, $3,665,000 and $.49 per share, respectively, for the three months ended September 30, 2002. Net income for the quarter ended September 30, 2002 includes a net gain on sale of real estate assets of $200,000, or $.03 per share. The weighted average number of common shares outstanding on a diluted basis was 7,633,618 and 7,518,395 for the three months ended September 30, 2003 and 2002, respectively.

BRT also announced that for the fiscal year ended September 30, 2003 it had total revenues of $14,804,000 and net income of $13,683,000, or $1.80 per share on a diluted basis. Net income for the September 30, 2003 twelve month period includes a net realized gain on available-for- sale-securities of $4,332,000, or $.56 per share, a net gain on sale of real estate assets of $499,000, or $0.07 per share, and equity in earnings of unconsolidated real estate ventures of $479,000 or $0.06 per share. For the prior fiscal year ended September 30, 2002, BRT reported total revenues of $17,398,000 and net income of $12,586,000, or $1.68 per share on a diluted basis. Net income for September 30, 2002 includes a net gain on sale of real estate of $807,000, or $.11 per share, and equity in earnings of unconsolidated real estate ventures of $574,000, or $0.08 per share. The weighted average number of common shares outstanding on a diluted basis was 7,585,478 and 7,503,065 for the twelve months ended September 30, 2003 and September 30, 2002, respectively.

Commenting on the results of operations for the three months and year ended September 30, 2003 Jeffrey Gould, President and Chief Executive Officer of BRT noted that the decline in revenues quarter over quarter and year over year was due primarily to the receipt in the quarter and the year ended September 30, 2002 of $932,000 and $2,113,000, respectively, of "additional" interest received on loan payoffs pursuant to the terms of the loan documents. Also contributing to the decline in revenues, to a lesser extent, quarter versus quarter and year over year was a 30% and 2% decrease in the average balance of loans outstanding and a modest decline in the average interest rate earned. In fiscal year ended September 30, 2002 BRT recognized $500,000 from the recovery of a previously provided allowance relating to a loan that was impaired and paid off in full in 2002. There was no comparable revenue item in the current fiscal year.

Commenting further, Mr. Gould stated that the decline in revenues in the quarter and year ended September 30, 2003, did not, in the company's view, reflect any trends in the company's business. Rather, the decline reflects the effect of timing of loan originations and loan payoffs.



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Equity in earnings of unconsolidated joint ventures increased in the current quarter by $389,000 primarily as a result of a gain recognized from the sale of a parcel of land by one of the joint ventures in which the company participates. For the year ended September 30, 2003 equity in earnings of unconsolidated joint ventures declined by $95,000 as a result of increased losses of one joint venture and the writeoff of expenses incurred on a terminated development project at another venture, offset by the benefit realized, from the sale of the parcel of land referred to.

The quarter and the 2003 fiscal year benefited to the extent of $1,718,000 ($.23 per share) and $4,332,000 ($.57 per share), respectively, from a gain on sale of available-for-sale securities owned by BRT. There were no similar gains in the prior comparable periods.

BRT Realty Trust is a mortgage-oriented real estate investment trust.

Certain information contained herein is forward looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. BRT intends such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. The forward looking statements should not be relied upon since they involve known and unknown risks, uncertainties and other factors, which, in some cases, are beyond BRT's control and could materially affect actual results, performance or achievements.

Contact:  Simeon Brinberg - (516) 466-3100








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


                                BRT REALTY TRUST
                 CONDENSES CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                    (In Thousands, except for Per Share Data)

                                                                     Three Months Ended                    Year Ended
                                                                        September 30,                     September 30,
                                                                        -------------                     -------------
                                                                    2003            2002             2003              2002
                                                                    ----            ----             ----              ----


Revenues                                                           $3,395          $5,116           $14,804           $17,398

Expenses                                                            1,713           1,643             6,388             6,152
                                                                   ------          ------           -------           -------

Income before gain on sale of real estate
   assets and available-for-sale securities                         1,682           3,473             8,416            11,246

Equity in earnings of unconsolidated entities                         392               3               479               574
Net gain on sale of real estates assets                               104             200               499               807
Net realized gain on sale of available-for
     -sale securities                                               1,718               -             4,332                 -
                                                                   ------          ------            ------            ------

Income before minority interest                                     3,896           3,676            13,726            12,627

Minority interest                                                      (8)            (11)              (43)              (41)
                                                                   ------          ------            ------            ------

Net income                                                         $3,888          $ ,665           $13,683           $12,586
                                                                   ======          ======           =======           =======

Income per share of beneficial interest:

Basic earnings per share                                           $ 0.52          $ 0.50           $  1.83           $  1.71
                                                                   ======          ======           =======           =======

Diluted earnings per share                                         $ 0.51          $ 0.49           $  1.80           $  1.68
                                                                   ======          ======           =======           =======

Cash distributions per common share                                $ 0.36          $ 0.30           $  1.30           $  1.04
                                                                   ======          ======           =======           =======


Weighted average number of common shares outstanding:

Basic                                                           7,498,936       7,390,139         7,458,880         7,373,627
                                                                =========       =========         =========         =========
Diluted                                                         7,633,618       7,518,395         7,585,478         7,503,065
                                                                =========       =========         =========         =========



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